THE WRIGHT ASSET ALLOCATION TRUST




          ANNUAL REPORT


          DECEMBER 31 , 2000



              o   Wright Managed Growth with Income Fund

THE WRIGHT ASSET ALLOCATION TRUST

-------------------------------------------------------------------------------


The Wright Asset Allocation Trust was created to offer a variety of funds to meet differing investment objectives. Each fund is a "fund of funds." This means that a fund invests in other mutual funds managed by Wright Investors Service. Only Wright Managed Growth with Income Fund was offered in 2000. This fund seeks a high total return (consisting of price appreciation and high income) with reduced risk.

THE WRIGHT MANAGED GROWTH WITH INCOME FUND is a balanced fund investing its assets in various Wright managed equity and income funds. Wright allocates the fund's assets based on a fundamental analysis of the economy and investment markets in the U.S. and foreign countries. Over the long-term, the fund expects to have an asset mix of 65% equity (10% is international equity) and 35% fixed income. This mix will vary over short-term periods as Wright follows a dynamic process of monitoring the asset allocation model and making adjustments. Purchases and sales of funds are made when necessary to adjust the asset allocation model, when new investments become available to the fund, or when necessary to accommodate redemption activity. The equity allocation may range from 0 to 75% with up to 20% being international equities. The U.S. equities may be allocated among large, medium and small companies. The fixed income allocation may range from 25 to 100%. Fixed income funds selected could include those investing in U.S. government issues, high quality corporate issues and mortgage backed securities. Up to 50% of the fixed income allocation could be in money market securities.

Likely candidates for investment include the following:

     o  Wright Major Blue Chip Equities Fund
     o  Wright Selected Blue Chip Equities Portfolio
     o  Wright International Blue Chip Equities Portfolio
     o  Wright U.S. Treasury Portfolio

In addition, the fund's assets may be invested in U.S. Treasury bills and similar money market securities.

Table of Contents
-------------------------------------------------------------------------------

                                                                      Page

Investment Objectives...................................inside front cover
Letter to Shareholders..................................................1
Management Discussion...................................................2
Dividend Distributions and Investment Return............................4

Wright Managed Growth with Income Fund

         Portfolio of Investments.......................................5
         Financial Statements...........................................6

Notes to Financial Statements   ........................................9

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                       February 2001

Dear Shareholders:

For stocks, the year 2000 began with much hope - and hype - but it ended as the worst year for stocks since 1990, with the S&P 500 declining 9.1% in price. The bursting of the dot-com bubble resulted in major bear markets in the technology and telecommunications sectors, obscuring what was a reasonably good year for the rest of the market. While this massive rotation out of tech and telecom stocks took Nasdaq down more than 50% from its peak, the utilities, healthcare and financial sectors were all at or near record highs as 2000 ended. Tech-related weakness was also evident in stock markets around the globe, contributing to declines in all but three major markets in U.S. dollar terms.

For bonds, 2000 was a good year, with returns averaging in the 10% range. This came in spite of higher energy prices and the Federal Reserve's raising of interest rates by 100 basis points during the first half. Economic growth got slower as the year progressed, particularly in the fourth quarter, and higher oil prices failed to ignite inflation in the broader economy. Bond prices also got a boost as funds flowed out of risky stock sectors into the safety of bonds. There was even some capital flight within the bond market itself, with Treasury bonds outperforming corporate issues and quality bonds far outdistancing junk. With the Fed lowering interest rates, 10-year Treasury bond yields fell to 5.0%, a 22-month low, as 2001 opened.

After a record run of economic growth, the U.S. economy slowed during the second half of 2000 - as intended by the Federal Reserve. The question is, did the Fed tighten monetary policy one too many times last year; if so, the slowdown will overshoot the "soft landing" that the Fed has been targeting. Rather than wait to find the answer, the Fed has acted aggressively to restore confidence, cutting its federal funds rate by half a percentage point on January 3. Ultimately, Wright believes that the Fed will cut interest rates enough to avoid recession - perhaps as much as another 100 basis points over the next six months. Still, we would not be surprised to see another two quarters of sluggish GDP growth rates before the expansion moves back into the 3.5%-4.0% growth range that is the legitimate potential for our new economy.

Our take on the investment environment for the coming year is basically positive. Besides the economy's moving into a record 11th year of expansion, other pluses for the stock market in 2001 are: low inflation, rising productivity, the ongoing pay-down of U.S. Treasury debt and corporate earnings growth forecast at about 8%. While there is far better value in the stock market today than one year ago, expectations need to be kept under control; the markets are not likely to revert to their spectacular - and speculative - ways of late 1998 and 1999 during 2001. Nevertheless, the Fed's easier monetary policy should encourage investors to look beyond the current volatility to the longer-term investment fundamentals, which we believe are favorable. Seen in this light, 2000's stock market weakness has created some interesting opportunities for 2001 and beyond. In the case of bonds, yields are nearing 1998 lows, so returns are likely to remain modest. Bonds should keep investors ahead of inflation and bring greater stability to balanced portfolios, as they did during 2000.

                                                     Sincerely,

                                              /s/ Peter M. Donovan
                                              ---------------------
                                              Peter M. Donovan
                                              President

MANAGEMENT DISCUSSION
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Investors  have just been through the first down year for stocks since 1990. For
Nasdaq, last year's loss of 39% - 33% in the fourth quarter alone - made 2000 the worst year in its history. The damage was less severe in the Dow, which returned about 2% in the fourth quarter and lost 5% for the year; the S&P 500 lost 8% for the quarter and 9% for the year. Overall, U.S. market performance in 2000 qualifies as a correction, not a bear market. Measured by the FTSE World indices, Europe's market's lost 7% in dollars last year, compared to the U.S.'s 8% decline. Japan's stocks lost 29% in dollars and the rest of Asia 21% last year.

Ex technology and telecom, the S&P 500 returned 12% last year. The disparity between old-economy and new-economy stocks underlines the essential point of the 2000 stock market: investors rotated out of technology and telecom shares, including the big cap market favorites of 1999, putting these sectors in a major bear market. There were a number of places to take refuge from the decimation in technology stocks. In the fourth quarter, S&P 500 basic materials (+25%), transportation (+18%) and health care (+11%) stocks had double-digit gains. The financial, utility and health care sectors were up more than 20% for the year. Although the S&P MidCap 400 lost 4% in the fourth quarter, it returned more than 17% for all of 2000; the SmallCap 600 returned 1% for the quarter and 12% for the year.

Worry about profits drove stock prices lower last year. As 2000 began, growth expectations, especially for technology companies, were unrealistically high, and valuations were at levels that didn't allow for disappointment. The danger in this combination became obvious as economic growth began to slow and tech stocks proved susceptible to the slowdown. Profit concerns mounted in the fourth quarter as sales growth slowed, competitive pressures on prices increased, and the squeeze on margins was intensified by higher energy prices.

WIS believes that the outlook for stocks is better than their recent performance suggests. The year 2000 corrected many of the market's speculative excesses. The interest rate cut by the Federal Reserve in the first week of 2001 has given investors more reason to be positive on stocks, increasing the chances that recession will be avoided or at least minimized and that profit growth will be improving by the end of the year. WIS doesn't expect a roaring bull market in 2001 that will take the Nasdaq back to 5000, but we expect stock prices to be moderately higher at the end of the year than they were as it began.

Last year was the best for bonds since 1995. In the fourth quarter, Lehman Brothers' U.S. aggregate bond composite returned 4.2%, bringing its full-year return to 11.6%. Treasuries were the best sector of the fixed-income market in the fourth quarter (5.0%) and the full year (13.5%). The yield on the ten-year Treasury bond declined 134 basis points last year, half of that in the fourth quarter. Compared to the negative returns in the stock market, agency, mortgage-backed, and corporate bonds turned in respectable returns for the fourth quarter (between 3% and 5% for the Lehman averages) and the full year (9%-12%), but spreads between corporates and Treasuries reached record levels during the year. Top-quality sectors were the place to be in 2000; junk bonds performed poorly, with a number of prominent casualties.

The Federal Reserve increased interest rates by 100 basis points in the first half of 2000. The Fed held target rates steady in the second half of the year. But bonds took their cue not from the Fed but from the weak stock market. Bonds served as a safe haven from the turmoil in technology stocks, which reached a fever pitch in the fourth quarter. Slowing economic growth and easing inflation fears also favored bonds. Treasury bonds got an added boost from a shrinking supply resulting from Treasury buybacks as the budget surplus rose.

On January 3, 2001, the Federal Reserve cut the fed funds rate by 50 basis points. This surprise action undid half of 2000's tightening. WIS believes that up to 100 basis points in additional easing is possible in the first half of 2001; the consensus view is that the Fed will ease again at its next scheduled meeting. WIS looks for 2001 to be a year of flat to modestly lower bond yields. This scenario takes into account slower global economic growth, easing inflation pressures and continuing fiscal discipline, along with the expected Fed rate cuts. If the soft landing turns out to be not so soft, the yield curve could go lower than we currently expect. Conversely, a strong stock market could work against bonds, most likely later in the year. Careful use of spread products should improve upon the returns from Treasury-only portfolios during 2001.

WRIGHT MANAGED GROWTH WITH INCOME FUND

     Up about 1.5% after the first nine months of 2000, the Wright Managed Growth with Income Fund lost about 4.5% in a difficult fourth quarter market environment. This result was a little more than two percentage points behind the 2.2% loss in the benchmark for balanced accounts. Results were hurt by losses in big-cap U.S. equities, foreign equities and to a lesser extent in the U.S. mid-cap area. Bond holdings had strong results in the fourth quarter.

     For the 12 months of 2000, the Wright Managed Growth with Income Fund had a loss of 3.3%, lagging the benchmark portfolio's indicated loss of 0.3%. Mid-cap domestic stocks and bonds made positive contributions in 2000, with the Fund's bond holdings outdistancing the Shearson-Lehman Aggregate bond composite. Big-cap U.S. stocks and foreign stocks were losing sectors for the year, and Wright holdings lagged the benchmark returns as well. Strictly on the basis of its asset allocation differences with the benchmark, the Wright Managed Growth with Income Fund should have outperformed the benchmark in 2000 by something on the order of one percentage point.

     Most of what went on in world capital markets this past year, especially in the fourth quarter, related in some way to the deep declines seen in technology and telecom stocks, which caused Nasdaq to post a worst-ever loss of 39% in 2000. Most foreign markets inherited much of Nasdaq's weakness, and even the strength in U.S. Treasury bonds came at least in part from the flight from technology stocks. The Federal Reserve, which raised interest rates by a half percentage point in each of 2000's first and second quarters, left monetary policy unchanged in second half. By December, with the economy slowing, the Fed was leaning in the direction of lowering rates. In fact, before 2001 was three days old, the Fed cut its interest rate target a surprising 50 basis points from 6.5% to 6.0%.

     At December 31, 2000, the allocation for the Wright Managed Growth with Income Fund was: 33% in large-cap U.S. stocks (Wright Major Blue Chip Equities
Fund), 17% in mid-cap U.S. stocks (Wright Select Blue Chip Equities Fund), 16% in foreign stocks (Wright International Blue Chip Fund), and 35% in U.S. bonds (Wright U.S. Treasury Fund). Based on what Wright considers to be favorable long-term investment fundamentals, along with better values, we are moving 5% of Fund assets out of bonds and into U.S. equities early in 2001. The paragraphs that follow discuss factors affecting Fund holdings:


WRIGHT SELECTED BLUE CHIP EQUITIES PORTFOLIO

While solidly in the black for the year, mid-cap stocks declined in the fourth quarter of 2000, although they held up better than larger issues. The Wright Selected Blue Chip Fund (WSBC), a mid-cap blend fund, lost 4.8% for the quarter compared to losses of 3.9% for the S&P MidCap 400 and 3.2% for an average of Morningstar mid-cap blend funds. For all of 2000, the WSBC Fund returned 10.8%, ahead of the Morningstar average's 9.1% but behind the 17.5% return of the S&P MidCaps. (The S&P MidCap 400's high turnover in 2000 probably distorts its results. About 90 companies accounting for about half its market cap moved in and out of the index last year. The more stable Russell MidCap Stock Index was down 3.6% in the fourth quarter and up 8.3% for the year.)

Excluding technology stocks, both the WSBC Fund and the S&P MidCap 400 would have been up for the fourth quarter. The Fund's technology holdings performed in line with the benchmark. The WSBC Fund's underperformance relative to the S&P MidCap benchmark in the quarter was largely due to its underweighting in the industrial and financial sectors, which performed well in the period. This negative effect was partially offset by strong stock selection. Among the Fund's stronger performers in the October-December period were Alberto-Culver, Brinker International, NiSource, and Forest Labs.

During the fourth quarter, the WSBC fund sold some industrial and materials companies that could be subject to pricing pressure ahead and replaced them with outsourcing companies. In technology, the emphasis was shifted from hardware to software. At year end, companies in the WSBC Fund were valued at an average multiple of about 20 times forward earnings; their annual earnings growth is expected to average about 22% over the next five years.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

In the fourth quarter of 2000, investors shunned big-cap technology stocks. This affected the performance of the Wright Major Blue Chip Fund (WMBC), which holds mostly the larger-cap issues on the Approved Wright Investment List and is managed as a blend of value and growth stocks. During the latest quarter, the WMBC Fund lost 10.2% compared to a 7.8% loss by the S&P 500 and a 7.3% loss by the Morningstar average of large-cap blend funds. The WMBC Fund lagged for the year as well, losing 12.5% compared to 9.1% for the S&P 500 and 6.8% for the Morningstar benchmark.

In absolute terms, the biggest depressant on the WMBC Fund in 2000 was its position in technology stocks. Relative to the S&P 500, however, the Fund's selection of technology stocks improved its performance in both the quarter and the year. For the fourth quarter, the WMBC's Fund's performance relative to the S&P 500 suffered from its lack of representation in the transportation sector, which was an above-average performer in the quarter. In addition, the Fund's stock selection in the health care and financial sectors hurt its relative performance. Among the individual issues that boosted the fund's fourth-quarter performance were Honeywell, Medtronic, and Electronic Data Systems. Its five biggest losses came from technology stocks.

As 2001 began, the WMBC fund was not too far from the market in sector weighting. Its positioning was, however, slightly more defensive than the
market,  being  moderately   underweight in the  consumer   discretionary  and
industrial sectors but overweight in consumer staples and energy. As 2001 began, the stocks in the Fund averaged a P/E of 25 times next 12 months' expected earnings. Annual earnings growth for these stocks is expected to average about 18% annually over the longer term, well above expectations for the S&P 500.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO

Foreign stock markets overall did better than the U.S. market in the fourth quarter of 2000, but not by enough to make up for their shortfall earlier in the year. After leading its benchmarks in the first nine months of 2000, the Wright International Blue Chip Fund (WIBC) lost ground in the fourth quarter. In the October-December period, the WIBC Fund lost 8.5% compared to losses of 3.8% for the FTSE World ex U.S. index and 3.4% for the Morningstar average of international equity funds. For all of 2000, the WIBC lost 17.6%, compared with 13.9% for the FTSE benchmark and 15.1% for the Morningstar average.

In the fourth quarter of 2000, the WIBC's overweighing in technology stocks relative to the FTSE index was largely responsible for the Fund's lagging the benchmark. By quarter end, the Fund had reduced its position in technology somewhat, although it is still overweight compared to the benchmark. The Fund has increased its weight in the more defensive financial and consumer staples sectors. In terms of country allocation, which was a neutral factor in fourth-quarter performance, in the last three months the WIBC has eliminated its position in Taiwan and Singapore, reduced its weighting in the Japan and increased its holdings in Europe and Canada.

WRIGHT U.S. TREASURY PORTFOLIO

Reflecting the strength of the U.S. Treasury bond market in the fourth quarter of 2000, the Wright U.S. Treasury Fund (WUSTB) earned 4.9% for the period. This performance was in line with fourth-quarter returns of 5.0% for the Lehman Treasury bond average and 4.8% for the Morningstar average of Treasury bond funds. For all of 2000, the WUSTB Fund returned 12.6%, ahead of the 12.3% for the Morningstar benchmark but behind the 13.5% return from the Lehman Average.

In the fourth quarter, the WUSTB Fund's duration lengthened a bit from 5.6 years to 6.0 years, the same as the Lehman Treasury average. Its average maturity of
10.8 years was about one year longer than the benchmark. At the beginning of 2001, WIS is targeting a neutral-to-slightly long duration compared to the benchmark, reflecting the view that a slowing economy and more Fed easing will result in flat to slightly lower bond yields in the near term. At December 31, 2000, the WUSTB Fund had a yield to maturity of 5.9%.

Dividend Distributions and Investment Return

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                 N.A.V.     Distri-      Distri-                       Value          Invstmnt       3 Month       Cum.
  Period           Per      bution       bution         Shares       of $1,000         Return       Invstmnt     Invstmnt
  Ending          Share     $  P/S      in Shares        Owned       Investment     Year-to-Date     Return       Return

---------------------------------------------------------------------------------------------------------------------------

 WRIGHT MANAGED GROWTH WITH INCOME - ADVISOR SHARES (WGIF)

   7/14/99       $10.00                                 100.00      $1,000.00

   Dec. 99        10.19       0.225     0.022843        102.28       1,042.28            4.23%        7.67%        4.23%

   Jan. 00         9.91                                 102.28       1,013.64           -2.65%        1.87%        1.36%
   Feb. 00        10.09                                 102.28       1,032.05           -0.88%        2.18%        3.20%
   Mar. 00        10.58                                 102.28       1,082.17            3.93%        3.93%        8.22%
   Apr. 00        10.28                                 102.28       1,051.48            0.98%        3.73%        5.15%
   May  00        10.02                                 102.28       1,024.89           -1.57%       -0.69%        2.49%
   Jun. 00        10.26                                 102.28       1,049.44            0.79%       -3.02%        4.94%
   Jul. 00        10.16                                 102.28       1,039.21           -0.20%       -1.17%        3.92%
   Aug. 00        10.68                                 102.28       1,092.40            4.91%        6.59%        9.24%
   Sep. 00        10.32                                 102.28       1,055.57            1.38%        0.58%        5.56%
   Oct. 00        10.18                                 102.28       1,041.25            0.00%        0.20%        4.13%
   Nov. 00         9.62                                 102.28         983.97           -5.50%       -9.93%       -1.60%
   Dec. 00         9.62       0.233     0.024045        104.74       1,007.63           -3.32%       -4.54%        0.76%

 WRIGHT MANAGED GROWTH WITH INCOME - INDIVIDUAL SHARES (WGIF)

   8/16/00       $10.50                                  95.24      $1,000.00

   Aug. 00        10.70                                  95.24       1,019.05            1.90%           -         1.90%
   Sep. 00        10.33                                  95.24         983.81           -1.62%           -        -1.62%
   Oct. 00        10.19                                  95.24         970.48           -2.95%       -2.95%       -2.95%
   Nov. 00         9.70                                  95.24         923.81           -7.62%       -9.35%       -7.62%
   Dec. 00         9.71       0.233     0.023824         97.51         946.79           -5.32%       -3.76%       -5.32%
----------------------------------------------------------------------------------------------------------------------------

Wright Managed Growth with Income Fund (WGIF)
-----------------------------------------------------------------------------
Portfolio of Investments - December 31, 2000



  Shares                                                              Value
-----------------------------------------------------------------------------

Investment Company Securities - 101.8%

   69,857  Selected Blue Chip Equities Portfolio - 17.1%......   $   778,210
  182,637  Major Blue Chip Equities Fund -
              Institutional shares - 33.3%....................     1,517,720
   67,707  International Blue Chip Equities Portfolio - 16.4%.       747,491
  142,655  U.S. Treasury Portfolio - 35.0%....................     1,592,041
                                                                  -----------

TOTAL INVESTMENTS (identified cost, $4,523,414) - 101.8%......   $ 4,635,462

OTHER ASSETS & LIABILITIES - (1.8%)...........................       (80,966)
                                                                  -----------

NET ASSETS - 100.0%...........................................   $ 4,554,496
                                                                 ============



See notes to financial statements

Wright Managed Growth with Income Fund (WGIF)
------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $ 4,523,414
     Unrealized appreciation..............         112,048
                                               ------------
       Total value (Note 1A)..............     $ 4,635,462

   Cash...................................             989
   Receivable from investment adviser.....          65,828
   Receivable from fund shares sold.......             549
   Other assets...........................              88
                                               ------------
     Total Assets.........................     $ 4,702,916
                                               ------------


LIABILITIES:

   Line of credit.........................     $   116,000
   Payable for fund shares reacquired.....              21
   Accrued expenses and other liabilities.          32,399
                                               ------------
     Total Liabilities....................     $   148,420
                                               ------------

NET ASSETS................................     $ 4,554,496
                                               ============

NET ASSETS CONSIST OF:

Paid-in capital...........................     $ 4,641,614
Accumulated net realized loss
   on investments.........................        (197,960)
Unrealized appreciation of investments....         112,048
Distribution in excess of net investment income     (1,206)
                                               ------------

   Net assets applicable to outstanding
     shares...............................     $ 4,554,496
                                               ============

Computation of net asset value, offering and redemption price per share:

Advisor shares

   Net assets.............................     $ 4,373,504
                                               ============
     Shares of beneficial interest outstanding     454,439
                                               ============
     Net asset value, offering price and
       redemption price per share of
       beneficial interest................     $      9.62
                                               ============
Individual shares

   Net assets.............................     $   180,992
                                               ============
     Shares of beneficial interest outstanding      18,648
                                               ============
     Net asset value, offering price and
       redemption price per share of
       beneficial interest................     $      9.71
                                               ============




                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

------------------------------------------------------------------------------


INVESTMENT INCOME:
   Investment income from underlying funds     $   135,710
                                               ------------

     Total investment income..............     $   135,710
                                               ------------

Expenses--
   Expenses from underlying funds.........     $    28,779
   Investment adviser fee (Note 2)........          10,164
   Administration fee (Note 2)............           1,027
   Trustees' compensation.................          15,717
   Transfer agent fee - Advisor shares....           2,280
   Transfer agent fee - Individual shares.             132
   Distribution & service fee -
     Advisor shares (Note 3...............          24,924
   Distribution & service fee -
     Individual shares (Note 3)...........             851
   Custodian fee - Advisor shares.........          47,392
   Custodian fee - Individual shares......             694
   Printing...............................           2,789
   Legal fees.............................           6,093
   Audit fees.............................          19,700
   Amortization of offering costs.........          19,510
   Registration costs - Advisor shares....          18,235
   Registration costs - Individual shares.             970
   Miscellaneous..........................             305
                                               ------------
       Total expenses.....................     $   199,562
                                               ------------


Deduct--
   Reduction of investment adviser fee(Note 2) $     9,344
   Reduction of distribution and service fee
     - Advisor shares (Note 3)............          23,834
   Reduction of distribution and service fee
     - Individual shares (Note 3).........             775
   Allocation of expenses to the
     investment adviser (Note 2)..........          65,828
   Reduction of custodian fee
     - Advisor shares (Note 1C)...........           1,440
   Reduction of custodian fee
     - Individual shares (Note 1C)........              25
                                               ------------
       Total deductions...................     $   101,246
                                               ------------
       Net expenses.......................     $    98,316
                                               ------------
          Net investment income...........     $    37,394
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments
     (identified cost)....................     $   (31,852)
   Net realized gain from underlying funds
     (identified cost)....................          32,692
   Capital gain distribution received from
     underlying fund......................         111,144
                                               ------------
       Net realized gain on investments...     $   111,984
                                               ------------
   Change in unrealized appreciation
     of investments.......................     $  (307,950)
                                               ------------
     Net realized and unrealized loss
       on investments.....................     $  (195,966)
                                               ------------

       Net decrease in net assets from
        operations........................     $  (158,572)
                                               =============



See notes to financial statements


WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                   Year Ended
                                                                                                   December 31
----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                 1999(1)
----------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income......................................................     $     37,394          $     25,035
     Net realized gain (loss) on investments....................................          111,984               (98,664)
     Change in unrealized appreciation of investments...........................         (307,950)              419,998
                                                                                        ----------            ----------

       Net increase (decrease) in net assets from operations....................     $   (158,572)         $    346,369
                                                                                        ----------            ----------

   Distributions declared to shareholders -
     From net investment income - Advisor shares................................     $    (32,589)         $    (25,035)
     From net investment income - Individual shares.............................           (4,409)                   --
     In excess of net investment income - Advisor shares........................          (46,262)              (90,518)
     From paid-in capital - Advisor Shares......................................              --                (13,241)
     From net realized gain - Advisor shares....................................          (28,589)                   --
     From net realized gain - Individual shares.................................           (1,599)                   --
                                                                                        ----------            ----------
       Total distributions......................................................     $   (113,448)         $   (128,794)
                                                                                        ----------            ----------

   Fund share transactions - Advisor shares:

       Proceeds from shares sold................................................     $  3,396,627          $  6,394,147
       Issued to shareholders in payment of distributions declared..............          104,878               128,794
       Cost of shares reacquired................................................       (5,192,044)             (423,236)
                                                                                        ----------            ----------

       Net increase (decrease) in net assets from fund share transactions
          - Advisor shares......................................................     $ (1,690,539)         $  6,099,705
                                                                                        ----------            ----------

     Individual shares:
       Proceeds from shares sold................................................     $    270,826          $         --
       Issued to shareholders in payment of distributions declared..............            6,008                    --
       Cost of shares reacquired................................................          (77,059)                   --
                                                                                        ----------            ----------

       Net increase in net assets from fund share transactions
          - Individual shares...................................................     $    199,775          $         --
                                                                                        ----------            ----------


   Total net increase (decrease) in net assets from fund share transactions (Note 4) $ (1,490,764)         $  6,099,705
                                                                                        ----------            ----------

   Net increase (decrease) in net assets........................................     $ (1,762,784)         $  6,317,280

NET ASSETS:

   At beginning of year.........................................................        6,317,280                     -
                                                                                        ----------            ----------

   At end of year...............................................................     $  4,554,496          $  6,317,280
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $     (1,206)         $    (2,416)
                                                                                     ==============        ==============

(1) From the start of business, July 14, 1999 to December 31, 1999.

See notes to financial statements

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------


                                                           From August 17, 2000                           From July 14, 1999
                                                         (start of business) to     Year Ended         (start of business) to
Wright Managed Growth with Income Fund (WGIF)              December 31, 2000(5)   December 31, 2000        December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------


                                                             Individual Shares     Advisor Shares           Advisor Shares

Net asset value, beginning of year                             $  10.500             $   10.190              $   10.000
                                                               ---------              ---------               ---------

Income from investment operations:

  Net investment income(1)                                     $  (0.211)            $   (0.068)             $    0.058
  Net realized and unrealized gain (loss)                         (0.768)+               (0.405)+                 0.357
                                                               ---------              ---------               ---------
   Total income from investment operations                     $  (0.557)            $   (0.337)             $    0.415
                                                               ---------              ---------               ---------


Less distributions declared to shareholders:

  From net investment income                                   $  (0.171)            $   (0.068)             $   (0.044)
  In excess of net investment income                              (-    )                (0.103)                 (0.158)
  From realized gain on investments                               (0.062)                (0.062)                  -
  From paid-in capital                                             -                      -                      (0.023)
                                                               ---------              ---------               ---------
   Total distributions                                         $  (0.233)            $   (0.233)             $   (0.225)
                                                               ---------              ---------               ---------

Net asset value, end of year                                   $   9.710             $    9.620              $   10.190
                                                               ===========            ===========             ===========

Total return(2)                                                   -5.32%                 -3.32%                   4.23%

Ratios/Supplemental Data(1):

  Net assets, end of year (000 omitted)                        $     181             $    4,374              $    6,317
  Ratio of expenses to average net assets                          0.70%(3)               1.96%                   2.01%(3)
  Ratio of expenses after custodian fee reduction
    to average net assets(4)                                       0.67%(3)               1.93%                   1.97%(3)

  Ratio of net investment income to average net assets             5.50%(3)               0.65%                   1.04%(3)

  Portfolio turnover rate                                            44%                    44%                     18%

-----------------------------------------------------------------------------------------------------------------------------------

(1) During the year ended December 31, 2000 and the period from July 14, 1999, start of business, to December 31, 1999, the investment adviser and the principal underwriter reduced their fees and the investment adviser was allocated a portion of the operating expenses. Had such action not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                                              2000                                1999
--------------------------------------------------------------------------------------------------------------------------------

Net investment income(loss) per share                         $   (0.033)            $   (0.131)             $   (0.025)
                                                               ===========            ===========             ===========
Ratios (as a percentage of average net assets):

  Expenses                                                         5.33%(3)               3.86%                   3.49%(3)
                                                               ===========            ===========             ===========
  Expenses after custodian fee reduction(4)                        5.30%(3)               3.83%                   3.45%(3)
                                                               ===========            ===========             ===========
  Net investment income (loss)                                     0.87%(3)             (1.25%)                 (0.44%)(3)
                                                               ===========            ===========             ===========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)  Annualized.
(4)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(5)Certain per share amounts are based on average shares outstanding.
(+)Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such time.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Wright Managed Growth with Income Fund (the fund) (one of the series of The Wright Asset Allocation Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund invests, with certain percentage ranges, in underlying blue chip funds (the underlying funds), for which Wright Investors Services (Wright) serves as the investment adviser. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Investment Valuations - Investments in the underlying funds are valued at net asset value. Other portfolio securities are valued at the last current sales price on the market where the security is normally traded. Securities that cannot be valued at these closing prices are valued by Wright at fair value in accordance with procedures adopted by the trustees. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

  B. Deferred Offering Costs - Offering costs are being deferred and will be amortized on a straight line basis over a period not to exceed twelve months, commencing on the effective date of the fund's initial offering of its shares. The amount paid by the fund on any withdrawal by the holders of the initial interests of any of the respective initial interests will be reduced by a portion of any unamortized offering costs, determined by the proportion of the amount of the initial interests withdrawn to the initial interests then outstanding.

     During the year ended December 31, 2000, the following amounts were reclassified due to differences between book and tax accounting created primarily by equalization accounting, the unavailability of a tax benefit for operating losses and character reclassificaitons between net investment income and net realized capital gains.

                            Accumulated Undistributed         Undistributed
                            Net Realized Gain (Loss) on        Net Investment
      Paid-In Capital         Investment Transactions           Income (Loss)
-------------------------------------------------------------------------------
          $48,349                 $(95,425)                       $47,076

     The changes had no effect on the net asset value per share.

  C. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

  D. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  E. Distributions - The fund requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

  F. Multiple Classes of Shares of Beneficial Interest - The fund offers an advisor share class and an individual share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

  G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

  H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Services (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets. For the year ended December 31, 2000, the effective annual rate was 0.20%. To enhance the net income of the fund, Wright made a reduction of its investment adviser fee of $9,344. In addition, $65,828 of expenses were allocated to the investment adviser.

     The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets. For the year ended December 31, 2000, the effective annual rate was 0.02%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations, Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a subsidiary of Wright Investors' Service, an annual rate of 0.25% per annum of the fund's average net assets attributable to the advisor shares. To enhance the net income of the fund, the Principal Underwriter made a reduction of its distribution fee of $11,993.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. To enhance the net income of the fund, the Principal Underwriter made a reduction of its service fee of $12,616.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follow:

                          For the period from the start      For the      For the period from the start
                           of business August 17, 2000     Year Ended      of business, July 14, 1999
                                to December 31, 2000    December 31, 2000     to December 31, 1999
                                  Individual Shares       Advisor Shares          Advisor Shares

                                Shares      Amount      Shares      Amount      Shares      Amount
------------------------------------------------------------------------------------------------------------------------------

Sales......................     26,071    $ 270,826    333,642   $ 3,396,627   647,984  $ 6,394,147
Issued to shareholders in payment
  of distributions declared        614        6,008     10,823       104,878    13,076      128,794
Redemptions................     (8,037)     (77,059)  (510,275)   (5,192,044)  (40,811)    (423,236)
                               --------  -----------  ----------  -----------  --------  -----------

   Net increase (decrease).     18,648   $  199,775    165,810    $1,690,539   620,249  $ 6,099,705
                             ==========  ===========  =========  ============ ========  ===========



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than US Government securities and short term obligations for the year ended December 31, 2000, were $2,245,964 and $3,799,500, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

     Aggregate cost..............................             $  4,559,407
                                                                ===========
     Gross unrealized appreciation...............             $    307,349
     Gross unrealized depreciation...............                 (231,294)
                                                                -----------

     Net unrealized appreciation.................             $     76,055
                                                                ============


(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The fund invests in underlying funds, certain of which invest in securities issued by companies whose principal business activities are outside the Untied States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic  issuers.  Investments in foreign  securities  also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the fund's assets. The fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(8)LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowing or allocated fees during the year ended December 31, 2000.

     At December 31, 2000 the fund had $116,000 outstanding on the line of credit.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------




To the Trustees and Shareholders of
Wright Managed Growth with Income Fund:

 We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wright Managed Growth with Income Fund (the Fund) (a separate series of The Wright Asset Allocation Trust) as of December 31, 2000, the related statement of operations for the year then ended,and the statement of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, July 14, 1999 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Wright Managed Growth with Income Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2001

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06460


ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS

         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR

         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER

         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER

         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT

         PFPC Global Fund Services
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698

         INDEPENDENT AUDITORS

         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022

         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.